EXHIBIT 99.1
Joint Filer Information

Name: Benchmark Capital Management Co, IV, L.L.C.
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Benchmark Capital Partners IV, L.P.
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Benchmark Founders’ Fund IV, L.P.
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Benchmark Founders’ Fund IV-A, L.P.
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Benchmark Founders’ Fund IV-B, L.P.
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Benchmark Founders’ Fund IV-X, L.P.
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Andrew S. Rachleff
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Kevin R. Harvey
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Bruce Dunlevie
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Alexandre Balkanski
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: David M. Beirne
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: J. William Gurley
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004

Name: Steven M. Spurlock
Address: 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025
Designated Filer: Benchmark Capital Management Co. IV, L.L.C.
Issuer and Ticker Symbol: ZipRealty, Inc. (ZIPR)
Date of Event Requiring Statement: November 15, 2004